Note 18 - Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
18.	Income Taxes:

Marshall Islands, Cyprus and Liberia do not impose a tax on international shipping income. Under the laws of Marshall Islands, Cyprus and Liberia, the countries of the companies' incorporation and vessels' registration, the companies are subject to registration and tonnage taxes, which have been included in vessel operating expenses in the accompanying consolidated statements of comprehensive income/(loss).

The Company and its subsidiaries were not subject to United States federal income taxation in respect of income that is derived from the international operation of ships and the performance of services directly related as they qualified for the exemption of Section 883 of the Internal Revenue Code of 1986, as amended.